DELAWARE GROUP LIMITED TERM GOVERNMENT FUND C
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1996
-----------------------------------------------------------------------------


AVERAGE ANNUAL COMPOUNDED RATE OF RETURN:


                    n
               P(1 + T) = ERV

 ONE
 YEAR
------
             1
      $1000(1 - T) = $1,028.11


T =    2.81%

DELAWARE GROUP LIMITED TERM GOVERNMENT FUND C
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1996
-----------------------------------------------------------------------------


AVERAGE ANNUAL COMPOUNDED RATE OF RETURN:


                    n
               P(1 + T) = ERV

 ONE
 YEAR
------
             1
      $1000(1 - T) = $1,018.42


T =    1.84%

DELAWARE GROUP LIMITED TERM GOVERNMENT FUND C
TOTAL RETURN PERFORMANCE
THREE MONTHS (INCLUDING CDSC)
-----------------------------------------------------------------------------


Initial Investment                      $1,000.00
Beginning OFFER                             $8.77
Initial Shares                            114.025


Fiscal          Beginning       Dividends       Reinvested      Cumulative
Year               Shares       for Period          Shares          Shares
-----------------------------------------------------------------------------
1996            114.025         $0.129            0.000            115.712
-----------------------------------------------------------------------------





Ending Shares                             115.712
Ending NAV                         x        $8.77
                                        ---------
                                        $1,014.79
Less CDSC                                  $10.00
                                        ---------
Investment Return                       $1,004.79


Total Return Performance
-----------------
Investment Return                       $1,004.79
Less Initial Investment                 $1,000.00
                                        ---------
                                            $4.79 / $1,000.00 x 100



Total Return:                               0.48%

DELAWARE GROUP LIMITED TERM GOVERNMENT FUND C
TOTAL RETURN PERFORMANCE
THREE MONTHS (EXCLUDING CDSC)
-----------------------------------------------------------------------------


Initial Investment                      $1,000.00
Beginning OFFER                             $8.77
Initial Shares                            114.025


Fiscal          Beginning       Dividends       Reinvested      Cumulative
Year               Shares       for Period          Shares          Shares
-----------------------------------------------------------------------------
1996            114.025         $0.129            0.000            115.712
-----------------------------------------------------------------------------





Ending Shares                             115.712
Ending NAV                         x        $8.77
                                        ---------
Investment Return                       $1,014.79


Total Return Performance
-----------------
Investment Return                       $1,014.79
Less Initial Investment                 $1,000.00
                                        ---------
                                            $14.79 / $1,000.00 x 100



Total Return:                               1.48%

DELAWARE GROUP LIMITED TERM GOVERNMENT FUND C
TOTAL RETURN PERFORMANCE
SIX MONTHS (INCLUDING CDSC)
-----------------------------------------------------------------------------


Initial Investment                      $1,000.00
Beginning OFFER                             $8.80
Initial Shares                            113.636


Fiscal          Beginning       Dividends       Reinvested      Cumulative
Year               Shares       for Period          Shares          Shares
-----------------------------------------------------------------------------
1996            113.636         $0.258            0.000            117.013
-----------------------------------------------------------------------------





Ending Shares                             117.013
Ending NAV                         x        $8.77
                                        ---------
                                        $1,026.20
Less CDSC                                   $9.96
                                        ---------
Investment Return                       $1,016.24 / $1,000.00 x 100


Total Return Performance
-----------------
Investment Return                       $1,016.24
Less Initial Investment                 $1,000.00
                                        ---------
                                           $16.24 / $1,000.00 x 100



Total Return:                               1.62%

DELAWARE GROUP LIMITED TERM GOVERNMENT FUND C
TOTAL RETURN PERFORMANCE
SIX MONTHS (EXCLUDING CDSC)
-----------------------------------------------------------------------------


Initial Investment                      $1,000.00
Beginning OFFER                             $8.80
Initial Shares                            113.636


Fiscal          Beginning       Dividends       Reinvested      Cumulative
Year               Shares       for Period          Shares          Shares
-----------------------------------------------------------------------------
1996            113.636         $0.258            0.000            117.013
-----------------------------------------------------------------------------





Ending Shares                             117.013
Ending NAV                         x        $8.77
                                        ---------
Investment Return                       $1,026.20






Total Return Performance
-----------------
Investment Return                       $1,026.20
Less Initial Investment                 $1,000.00
                                        ---------
                                           $26.20 / $1,000.00 x 100



Total Return:                               2.62%

DELAWARE GROUP LIMITED TERM GOVERNMENT FUND C
TOTAL RETURN PERFORMANCE
NINE MONTHS (INCLUDING CDSC)
-----------------------------------------------------------------------------


Initial Investment                      $1,000.00
Beginning OFFER                             $8.91
Initial Shares                            112.233


Fiscal          Beginning       Dividends       Reinvested      Cumulative
Year               Shares       for Period          Shares          Shares
-----------------------------------------------------------------------------
1996            112.233         $0.388            0.000            117.283
-----------------------------------------------------------------------------





Ending Shares                             117.283
Ending NAV                         x        $8.77
                                        ---------
                                        $1,028.57
Less CDSC                                   $9.84
                                        ---------
Investment Return                       $1,018.73


Total Return Performance
-----------------
Investment Return                       $1,018.73
Less Initial Investment                 $1,000.00
                                        ---------
                                           $18.73 / $1,000.00 x 100



Total Return:                               1.87%

DELAWARE GROUP LIMITED TERM GOVERNMENT FUND C
TOTAL RETURN PERFORMANCE
NINE MONTHS (EXCLUDING CDSC)
-----------------------------------------------------------------------------


Initial Investment                      $1,000.00
Beginning OFFER                             $8.91
Initial Shares                            112.233


Fiscal          Beginning       Dividends       Reinvested      Cumulative
Year               Shares       for Period          Shares          Shares
-----------------------------------------------------------------------------
1996            112.233         $0.388            0.000            117.283
-----------------------------------------------------------------------------





Ending Shares                             117.283
Ending NAV                         x        $8.77
                                        ---------
Investment Return                       $1,028.57






Total Return Performance
-----------------
Investment Return                       $1,028.57
Less Initial Investment                 $1,000.00
                                        ---------
                                           $28.57 / $1,000.00 x 100



Total Return:                               2.86%

DELAWARE GROUP LIMITED TERM GOVERNMENT FUND C
TOTAL RETURN PERFORMANCE
ONE YEAR (EXCLUDING CDSC)
-----------------------------------------------------------------------------


Initial Investment                      $1,000.00
Beginning OFFER                             $9.05
Initial Shares                            110.497


Fiscal          Beginning       Dividends       Reinvested      Cumulative
Year               Shares       for Period          Shares          Shares
-----------------------------------------------------------------------------
1996            110.497         $0.524            0.000            117.230
-----------------------------------------------------------------------------





Ending Shares                             117.230
Ending NAV                         x        $8.77
                                        ---------
Investment Return                       $1,028.11






Total Return Performance
-----------------
Investment Return                       $1,028.11
Less Initial Investment                 $1,000.00
                                        ---------
                                           $28.11 / $1,000.00 x 100



Total Return:                               2.81%

DELAWARE GROUP LIMITED TERM GOVERNMENT FUND C
TOTAL RETURN PERFORMANCE
ONE YEAR (INCLUDING CDSC)
-----------------------------------------------------------------------------


Initial Investment                      $1,000.00
Beginning OFFER                             $9.05
Initial Shares                            110.497


Fiscal          Beginning       Dividends       Reinvested      Cumulative
Year               Shares       for Period          Shares          Shares
-----------------------------------------------------------------------------
1996            110.497         $0.524            0.000            117.230
-----------------------------------------------------------------------------





Ending Shares                             117.230
Ending NAV                         x        $8.77
                                        ---------
                                        $1,028.11
Less CDSC                                   $9.69
                                        ---------
Investment Return                       $1,018.42


Total Return Performance
-----------------
Investment Return                       $1,018.42
Less Initial Investment                 $1,000.00
                                        ---------
                                           $18.42 / $1,000.00 x 100



Total Return:                               1.84%